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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) May 5, 2003
                                                        (May 5, 2003)
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                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-12699                    95-4803544
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State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)           File Number)             Identification No.)

         3100 Ocean Park Blvd., Santa Monica, CA                 90405
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         (Address of Principal Executive Offices)              (Zip Code)


         Registrant's telephone number, including area code (310) 255-2000
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                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events and Regulation FD Disclosure.

     On May 5, 2003, Activision, Inc. issued a press release announcing that its Board of Directors increased the number of its directors from six to seven members and appointed Ronald Doornink to fill the newly-created vacancy on the board. The press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press Release of Activision, Inc., dated May 5, 2003.

          99.2 Press Release of Activision, Inc., dated May 5, 2003.

Item 9. Regulation FD Disclosure.

     On May 5, 2003, Activision, Inc. issued a press release announcing a three-for-two split of its outstanding common shares, which shall be effected by a 50% stock dividend to shareholders of record as of May 16, 2003 and which shall be payable on June 6, 2003. The press release is attached hereto as
Exhibit 99.2.


                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2003


                                          ACTIVISION, INC.


                                          By:  /s/  Ronald Doornink
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                                             Name:  Ronald Doornink
                                             Title: President

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